                                                                    EXHIBIT 32.2

                      Chief Financial Officer Certification
    Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Southern Michigan Bancorp, Inc. (the "Company") on Form 10-Q (the "Form 10-Q") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Danice
L. Chartrand, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     3. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     4. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 14, 2003

                                    /s/ Danice L. Chartrand
                                    --------------------------------------------
                                    Danice L. Chartrand, Chief Financial Officer



This certification accompanies the Periodic Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Southern Michigan Bancorp, Inc. and will be retained by Southern Michigan Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                      E-7